Exhibit 10.35

                    SHARE ACQUISITION AND EXCHANGE AGREEMENT

                              dated October 7, 2005

                                between and among

                               Media Magic, Inc.,

                          Orangebox Entertainment, Inc.

                                       and

                             Cirilium Holdings, Inc.

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                                TABLE OF CONTENTS

                                                                           Page

1.   DEFINITIONS AND INTERPRETATION...........................................1

2.   ACQUISITION OF OB BY CHI; CLOSING........................................6

     2.1      Exchange of the OB Shares for the Shares........................6

     2.2      Closing.........................................................6

     2.3      MMI's Closing Obligations.......................................6

     2.4      CHI's Closing Obligations.......................................6

3.   REPRESENTATIONS AND WARRANTIES OF OB.....................................7

     3.1      Power and Authority.............................................7

     3.2      Consents and Approvals..........................................7

     3.3      Authorized and Issued Capital Stock.............................7

     3.4      Other Subsidiaries..............................................8

     3.5      Undisclosed Liabilities.........................................8

     3.6      Intellectual Property...........................................8

     3.7      Personal Property...............................................8

     3.8      Real Property...................................................9

     3.9      Litigation and Complaints.......................................9

     3.10     Employees; Benefits.............................................9

     3.11     Tax Matters....................................................10

4.   REPRESENTATIONS AND WARRANTIES OF MMI...................................11

     4.1      Power and Authority............................................11

     4.2      Consents and Approvals.........................................11

     4.3      Tax Matters....................................................12

     4.4      Investment Representations.....................................12

5.   REPRESENTATIONS AND WARRANTIES OF CHI...................................13

     5.1      Power and Authority of CHI.....................................13

     5.2      Consents and Approvals.........................................14

     5.3      Authorized and Issued Capital Stock............................14

     5.4      Other Subsidiaries.............................................14

     5.5      Undisclosed Liabilities........................................14

     5.6      Real Property and Other Assets.................................15


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                                TABLE OF CONTENTS
                                   (continued)
                                                                           Page

     5.7      Litigation and Complaints......................................15

     5.8      Employees; Benefits............................................15

     5.9      Tax Matters....................................................16

     5.10     Exchange Act Reports...........................................17

6.   CLOSING CONDITIONS......................................................17

     6.1      Conditions to the Obligations of MMI to Close..................17

     6.2      Conditions to CHI's Obligation to Close........................17

7.   NOTICES.................................................................18

8.   MISCELLANEOUS...........................................................19

     8.1      Entire Agreement...............................................19

     8.2      Waiver.........................................................19

     8.3      Amendment......................................................19

     8.4      Construction...................................................19

     8.5      Assignment.....................................................19

     8.6      Costs and Expenses.............................................19

     8.7      Non-Impairment of Rights.......................................19

     8.8      Counterparts...................................................19

     8.9      Governing Law..................................................20

Schedules

3.5      OB Balance Sheet
3.6      Intellectual Property Rights
3.8      Real Property
3.10     Employee Benefits
3.11     OB Tax Matters
5.4      CHI Subsidiaries
5.5      CHI Liabilities
5.9      CHI Tax Matters


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      Share Acquisition and Exchange Agreement dated October 7, 2005 between and among Media Magic, Inc. ("MMI"), a corporation organized under the laws of the state of Florida, having an office for the transaction of business at 625 N. Flagler Drive, Suite 605, West Palm Beach, FL 33401; its subsidiary, Orangebox Entertainment, Inc. ("OB"), a corporation organized under the laws of the state of Florida, having an office for the transaction of business at 2921 West Olive Avenue, Burbank, CA 91505, and Cirilium Holdings, Inc. ("CHI"), a corporation organized under the laws of the state of Delaware, having an office for the transaction of business at 625 N. Flagler Drive, Suite 509, West Palm Beach, FL 33401.

      WHEREAS, MMI owns all of the issued and outstanding OB Shares, free and clear of all Liens other than the Lien held by Stillwater; and

      WHEREAS, CHI and MMI, pursuant to the terms, and subject to the conditions set forth in this Agreement, desire to undertake a tax-free acquisition of OB by CHI in a reorganization transaction under Code ss.368(a)(1)(B), pursuant to which MMI will receive shares of CHI Common Stock in exchange for the OB Shares,

      NOW, THEREFORE, in consideration of the foregoing, and the mutual terms, covenants and conditions hereinbelow set forth, the parties agree, as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   In this Agreement:

      "Affiliate" means, when referring to a Person, the Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person;

      "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses;

      "Affiliated Group" means any affiliated group within the meaning of Code ss.1504(a) or any similar group defined under a similar provision of state, local, or foreign law;

      "Balance Sheet Date" means September 30, 2005;

      "Benefit Plan" and "Benefit Plans" have the meanings attributed to such terms in Section 3.11.3;

      "CHI Common Stock" means the common stock, $.0001 par value per share, of CHI;

      "CHI Reports" hase the meaning attributed to such term in Section 5.10.1;

      "Claim" has the meaning attributed to such term in Section 8.10.1;


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      "Claim Notice" has the meaning attributed to such term in Section 5.3;

      "Closing" means closing of the exchange of the OB Shares for the Shares in accordance with the terms, and subject to the conditions of this Agreement;

      "Closing Date" means October 3, 2005, or such other date as the Parties shall mutually agree upon in writing;

      "Code" means the Internal Revenue Code of 1986, as amended;

      "Commission" means the United States Securities and Exchange Commission;

      "Controlling Party" has the meaning attributed to such term in Section 5.4.1;

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

      "Expenses" means any and all reasonable out-of-pocket expenses incurred in connection with investigating, defending or asserting any Claim, action, suit or proceeding (including court filing fees, court costs, arbitration fees or costs, witness fees and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals);

      "Governmental Entity" has the meaning attributed to such term in Section 3.2;

      "Income Tax" means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not;

      "Income Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to any Income Tax, including any schedule or attachment thereto, and including any amendment thereof;

      "Intellectual Property Right" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, URL's, logos and corporate names and registrations and applications for registration thereof, together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium);

      "Liability" or "Liabilities" mean any and all debts, liabilities, commitments and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, whenever or however arising (including whether arising out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto;


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      "Lien" means any right which (a) shall entitle any Person to terminate, amend, accelerate or cancel any agreement, option, license or other instrument to which MMI or OB is a party by reason of the occurrence of
      (i) a violation, breach or default thereunder by MMI or OB, as the case may be; or (ii) an event which with or without notice or lapse of time or both would become a default thereunder; or (b) if exercised by the holder thereof, will (i) entitle such Person to accelerate the performance of any obligations or the payment of any sums owed by MMI or OB, as the case may be, under any agreement, option, license or other instrument, or (ii) result in any loss of any benefit under, or the creation of any pledges, claims, equities, options, liens, charges, call rights, rights of first refusal, "tag" or "drag" along rights, encumbrances and security interests of any kind or nature whatsoever on any of the property or assets of MMI or OB;

      "Material Adverse Effect" means any effect or change that would be materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of CHI, MMI or OB, as the case may be, taken as a whole, or on the ability of any Party to consummate timely the transactions contemplated hereby;

      "MMI-Stillwater Pledge Agreement and Guaranty"has the meaning attributed thereto in Section 4.1 of this Agreement;

      "OB Balance Sheet" means the unaudited balance sheet of OB as at the Balance Shhet Date;

      "OB Shares" has the meaning attributed thereto in Section 3.3 of this Agreement;

      "Parties" means collectively, CHI and MMI;

      "Party" means CHI or MMI, individually;

      "Person" means a natural person, company, corporation, partnership, association, trust or any unincorporated organization;

      "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated the Closing Date, by and between MMI and CHI, providing for the registration of the Shares under the Securities Act for distribution by MMI to its shareholders and for resale by such shareholders, as the same may be amended from time to time;

      "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act;

      "Securities Act" means the United States Securities Act of 1933, as amended;

      "Shares" has the meaning attributed thereto in Section 2.1 of this Agreement;


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      "Stillwater" means The Stillwater Asset-Backed Fund LP;

      "Stillwater Loan" means the Credit Agreement and collateral agreements between OB, as borrower, and Stillwater, as Lender dated August 5, 2005;

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or
      (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity's gains or losses or shall be or control any managing director or general partner of such business entity (other than a corporation). The term "Subsidiary" shall include all Subsidiaries of such Subsidiary;

      "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not;

      "Taxation Authority" means any federal, state, local or foreign governmental agency, department or other entity which is authorized by applicable law to assess and collect Taxes;

      "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof; and

      "Treas. Reg." means the regulations promulgated by the United States Department of the Treasury under the Code, as amended.

1.2   Interpretation.

      1.2.1 As used in this Agreement, unless the context clearly indicates otherwise:

            (a) words used in the singular include the plural and words in the plural include the singular;


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            (b) reference to any Person includes such person's successors and assigns, but only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity;

            (c) reference to any gender includes the other gender;

            (d) whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation" or "but not limited to" or words of similar import;

            (e) reference to any Section means such Section of this Agreement, and references in any Section or definition to any clause means such clause of such Section or definition;

            (f) the words "herein," "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

            (g) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

            (h) reference to any law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability, and reference to any particular provision of any law shall be interpreted to include any revision of or successor to that provision regardless of how numbered or classified;

            (i) relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding" and "through" means "through and including"; and

            (j) the titles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement.

      1.2.2 This Agreement was negotiated by the parties with the benefit of legal representation, and no rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall apply to any construction or interpretation hereof. This Agreement shall be interpreted and construed to the maximum extent possible so as to uphold the enforceability of each of the terms and provisions hereof, it being understood and acknowledged that this Agreement was entered into by the parties after substantial negotiations and with full awareness by the parties of the terms and provisions hereof and the consequences thereof.


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      1.2.3 Where a statement in this Agreement is qualified by the expression
      "to the best of MMI's knowledge," "to the best of OB's knowledge," "so far as MMI is aware" or "so far as OB is aware" or any similar expression shall be deemed to include MMI's or OB's actual knowledge and what MMI or OB should have known after due and careful inquiry of the President, the members of the Board of Directors and any relevant person(s) involved in the management of the business of MMI or OB. Except for statements qualified by MMI or OB after due and careful inquiry, in the manner set forth in the first sentence of this subsection, MMI and OB shall be liable, respectively, for any erroneous or untrue statement, warranty or representation that MMI or OB, as the case may be, may make in this Agreement, irrespective of whether the error contained therein or the untruth thereof shall have resulted from negligence or intent on the part of MMI or OB.

2.    ACQUISITION OF OB BY CHI; CLOSING

2.1 Exchange of the OB Shares for the Shares. MMI shall exchange, transfer and assign all of the OB Shares to CHI, and CHI shall issue and deliver an aggregate of 158,191,589 shares of restricted, unregistered CHI Common Stock (the "Shares") to MMI pursuant to the terms, and subject to the conditions of, this Agreement.

2.2 Closing. Closing shall take place at the offices of MMI. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed. The Closing shall occur at 9:00 AM Eastern Standard Time on the Closing Date, or at such other place and time, and on such other date, as the Parties may agree in writing.

2.3   MMI's Closing Obligations. At the Closing, MMI shall deliver to CHI:

      2.3.1 all stock certificates evidencing the ownership of the OB Shares, each of which shall have attached thereto blank stock powers dated the Closing Date and signed by an authorized representative of MMI; and

      2.3.2 one or more agreements and/or other instruments executed by Stillwater canceling, or modifying in a manner satisfactory to CHI, the MMI-Stillwater Pledge Agreement and Guaranty.

2.4   CHI's Closing Obligations. At the Closing, CHI shall deliver to MMI:

      2.4.1 the written resignations of all of the officers and directors of CHI, effective as of the Closing Date;

      2.4.2 stock certificates evidencing the ownership of the Shares by MMI;

      2.4.3 a Registration Rights Agreement executed by CHI; and

      2.4.4 one or more agreements and/or other instruments executed by CHI pursuant to which CHI shall guaranty OB's payment and performance obligations under the Stillwater Loan, and pledge the OB Shares to Stillwater as collateral security for its obligations under such guaranty.


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3.    REPRESENTATIONS AND WARRANTIES OF OB

      OB hereby warrants and represents to CHI, as of the date of this Agreement and with the same force and effect on the Closing Date as if then made, as follows:

3.1 Power and Authority. OB is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets. OB is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its assets or the nature or conduct of its business requires it to be so qualified or licensed. OB has all requisite corporate power and authority to execute and deliver this Agreement and each instrument to be executed and delivered by OB in connection with the Closing, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and each instrument required hereby to be executed and delivered by OB prior to or at the Closing, the performance of its obligations hereunder and thereunder and the consummation by OB of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of OB, and no other corporate proceedings on the part of OB are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by OB, and, assuming this Agreement has been duly executed by MMI and CHI, this Agreement constitutes a valid and binding agreement of OB, enforceable against OB in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

3.2 Consents and Approvals. The execution and performance of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) conflict with or violate the Articles of Incorporation or Bylaws of OB, (b) conflict with or violate any statute, ordinance, rule, regulation, judgment, order, writ, injunction, decree or law applicable to OB, or by which either OB or its properties or assets may be bound or affected, or
      (c) result in a violation or breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any benefit under, any contract, agreement or arrangement to which OB is a party, or the creation of Liens on any of the property or assets of OB. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by OB in connection with the execution of this Agreement by MMI or the consummation by it of the transactions contemplated hereby, except for such other consents, approvals, orders, authorizations, registrations, declarations or filings, the failure of which to obtain would not individually or in the aggregate have a Material Adverse Effect.

3.3 Authorized and Issued Capital Stock. OB is authorized, pursuant to its Articles of Incorporation, to issue 25,000,000 shares, par value $.001. As of the date hereof 100 shares of OB's common stock are issued and outstanding (the "OB Shares").


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3.4   Other Subsidiaries. OB owns no subsidiaries, and on the Closing Date, OB shall not own, or be a party to any agreement to own, any securities of any other corporation, or any other entity or business association of whatever kind.

3.5 Undisclosed Liabilities As of the Closing Date, OB has no debts, liabilities or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, unliquidated or otherwise and whether due or to become due) arising out of transactions entered into on or prior to the Closing Date, or any transaction, series of transactions, action or inaction occurring on or prior to the Closing Date, or any state of facts or condition existing on or prior to the Closing Date (regardless of when such liability or obligation is asserted) except such debts, liabilities or obligations that have been disclosed to CHI in this Agreement or in the OB Balance Sheet annexed hereto as Schedule 3.5.

3.6   Intellectual Property.

      3.6.1 The activities of OB (or of any licensee under any license granted by OB) do not infringe or are not likely to infringe on any Intellectual Property Rights of any third party and no claim has been made, has been threatened, or is likely to be made or threatened, against OB or any such licensee in respect of such infringement.

      3.6.2 Details of all registered Intellectual Property Rights (including applications to register the same) and all commercially significant unregistered Intellectual Property Rights owned or used by OB are set out in Schedule 3.6.

      3.6.3 Except for Intellectual Property Rights granted pursuant to shrinkwrap and similar licenses, OB does not, as of the date hereof, use in its business any Intellectual Property Rights, other than the Intellectual Property Rights identified on Schedule 3.6, and is under no obligation to pay license fees or royalties for any Intellectual Property Rights other than those identified on said Schedule.

3.7 Personal Property. OB has good and marketable title to, or in the case of leased or licensed personal property, it has valid leasehold or license interests in, all Personal Property, except for properties and assets sold since the Balance Sheet Date in the ordinary course of business consistent with past practices. None of such Personal Property is subject to any Liens, other than:

      3.7.1 Liens securing the Stillwater Loan;

      3.7.2 Liens for ad valorem Taxes which shall have accrued prior to the Closing Date, but which shall not be due and payable until after the Closing Date (and for which adequate accruals or reserves have been established on the Closing Balance Sheet);

      3.7.3 Liens that do not materially detract from the value of the Personal Property as now used, or materially interfere with any present or intended use of the Personal Property; or


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      3.7.4 Liens reflected on the OB Balance Sheet.

      3.7.5 Each item of Personal Property has no material defects, is in good operating condition and repair (ordinary wear and tear excepted), and is generally adequate for the uses to which it is being put.

3.8   Real Property.

      3.8.1 None of the Real Property is owned by OB. All of the Real Property is leased by OB as lessee or sublessee. Schedule 3.8 sets forth all leases and subleases of the Real Property leased by OB (the "Leases"), true and correct copies of which have been previously provided to CHI.

      3.8.2 The Leases are valid, binding and enforceable in accordance with their respective terms, and there does not exist under any such Lease any default by OB or, to OB's knowledge, by any other Person, or any event that, with notice or lapse of time or both, would constitute a default by OB or, to OB's knowledge, by any other Person. OB has delivered to CHI complete and accurate copies of all Leases, including all amendments and agreements related thereto. All rent and other charges currently due and payable under the Leases have been paid.

3.9   Litigation and Complaints.

      3.9.1 OB is not engaged in any litigation or arbitration proceedings, and there are no such proceedings pending or threatened against or by OB. To the best of OB's knowledge, there are no matters or circumstances which are likely to give rise to any litigation or arbitration proceedings by or against OB.

      3.9.2 OB is not subject to any investigation, inquiry or enforcement proceedings or processes by any Governmental Entity, and to the best of OB's knowledge, there are no matters or circumstances which are likely to give rise to any such investigation, inquiry, proceedings or process.

3.10  Employees; Benefits.

      3.10.1 OB has 11 employees. There are no outstanding offers (whether accepted or not) of employment made to any Person by OB.

      3.10.2 OB is a not party to or bound by any collective bargaining, shop or similar agreements.

      3.10.3 OB does not have any "employee benefit plans" including, but not limited to, bonus, pension, profit sharing, deferred compensation, incentive compensation, excess benefit, stock, stock option, severance, termination pay, change in control or other employee benefit plans, programs or arrangements, whether written or unwritten, qualified or unqualified, funded or unfunded, currently maintained, or contributed to, or required to be maintained or contributed to, by OB (each of which is referred to as a "Benefit Plan" and all of which are collectively referred to as the "Benefit Plans"), other than the employment contracts, medical, dental, vision, disability, life insurance and vacation benefits, and options to purchase an aggregate of 1,750,000 share of MMI common stock issued to certain OB employees as identified in Schedule 3.10 hereof.


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3.11  Tax Matters.

      3.11.1 OB has filed, all federal Income Tax Returns and all other material Tax Returns that it was required to file since the date of its organization.

      3.11.2 To the best of OB's knowledge, OB has paid all Taxes that it was required to pay since the date of its organization, except for those identified in Schedule 3.11 hereof.

      3.11.3 OB is not currently the beneficiary of any extension of time within which to file any Tax Return.

      3.11.4 To the best of OB's knowledge, there are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OB.

      3.11.5 There is no material dispute or claim concerning any Tax liability of OB either (i) claimed or raised by any Taxation Authority in writing or
      (ii) as to which OB has knowledge, except for those reflected on the OB Balance Sheet or identified in Schedule 3.11 hereof.

      3.11.6 OB:

            (a) has not filed a consent under Code ss.341(f) concerning collapsible corporations;

            (b) is not a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Code ss.280G (or any corresponding provision of state, local, or foreign Tax law);

            (c) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Code ss.7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Code ss.1502 (or any corresponding or similar provision of state, local or foreign income Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date; or

            (d) has not been a United States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii).

      3.11.7 OB is not a party to or bound by any Tax allocation or sharing agreement. OB has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was MMI). OB does not have any Liability for the Taxes of any Person (other than any of MMI and any other Subsidiary of MMI) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

4.    REPRESENTATIONS AND WARRANTIES OF MMI

      MMI hereby warrants and represents to CHI, as of the date of this Agreement and with the same force and effect on the Closing Date as if then made, as follows:

4.1 Power and Authority. MMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets. MMI is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its assets or the nature or conduct of its business requires it to be so qualified or licensed. MMI has all requisite corporate power and authority to execute and deliver this Agreement and each instrument to be executed and delivered by MMI in connection with the Closing, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and each instrument required hereby to be executed and delivered by MMI prior to or at the Closing, the performance of its obligations hereunder and thereunder and the consummation by MMI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MMI, and, except for the requirement to obtain the consent of MMI's shareholders to the consummation of the transfer of the OB Shares to CHI pursuant to, and in accordance with, the provisions of this Agreement, no other corporate proceedings on the part of MMI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by MMI, and, assuming this Agreement has been duly executed by OB and CHI, this Agreement constitutes a valid and binding agreement of MMI, enforceable against MMI in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. MMI has good and marketable title to the OB Shares free and clear of all Liens except as otherwise disclosed in this Agreement, and has full power and authority to exchange, transfer and deliver to CHI the OB Shares. Except for a pledge agreement and guaranty dated August 5, 2005 between MMI and Stillwater (the "MMI-Stillwater Pledge Agreement and Guaranty"), MMI is not a party to any voting agreement or other shareholder agreement with respect to the OB Shares or ownership of OB.

4.2 Consents and Approvals. The execution and performance of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) conflict with or violate the Articles of Incorporation or Bylaws of MMI, (b) conflict with or violate any statute, ordinance, rule, regulation, judgment, order, writ, injunction, decree or law applicable to MMI, or by which either MMI or its properties or assets may be bound or affected, or
      (c) result in a violation or breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any benefit under, any contract, agreement or arrangement to which MMI is a party, or the creation of Liens on any of the property or assets of MMI. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by MMI in connection with the execution of this Agreement by MMI or the consummation by it of the transactions contemplated hereby, except for such other consents, approvals, orders, authorizations, registrations, declarations or filings, the failure of which to obtain would not individually or in the aggregate have a Material Adverse Effect.

4.3   Tax Matters.

      4.3.1 MMI is not a party to or bound by any Tax allocation or sharing agreement. MMI has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group of which MMI is the common parent). MMI does not have any Liability for the Taxes of any Person (other than any of its Subsidiaries, including, but not limited to, OB) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

      4.3.2 MMI agrees to indemnify CHI from and against its any Adverse Consequences CHI may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of MMI and/or any of its Subsidiaries (including the Liability of OB) for Taxes arising with respect to business operations conducted by OB on or prior to the Closing
      Date) for Taxes under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local or foreign law).

      4.3.3 MMI shall include the income of OB (including any deferred items triggered into income by Treas. Reg. ss.1.1502-13 and any excess loss account taken into income under Treas. Reg. ss.1.1502-19) on MMI's consolidated federal Income Tax Returns for all periods through the end of the Closing Date and pay any federal Income Taxes attributable to such income. OB shall furnish Tax information to MMI for inclusion in MMI's federal consolidated Income Tax Return for the period which includes the Closing Date in accordance with OB's past custom and practice. The income of OB shall be apportioned to the period up to and including the Closing Date and the period after the Closing Date by closing the books of OB as of the end of the Closing Date.

4.4   Investment Representations.

      4.4.1 MMI is acquiring the Shares to be delivered hereunder for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of distributing such Shares to the shareholders of MMI or selling, transferring or otherwise disposing of such securities in a public distribution, in any of such instances, in violation of the federal securities laws of the United States of America.

      4.4.2 MMI understands that (a) the Shares that it shall acquire hereunder are "Restricted Securities," as defined in Rule 144; (b) such securities have not been registered under the Securities Act, and are being issued in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act; (c) the Shares may not be distributed, re-offered or resold except through a valid and effective registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act; and (d) until such time as the Shares become eligible for sale by it, either pursuant to the registration of such Shares under the Securities Act, or pursuant to a valid exemption from such registration, the certificates evidencing MMI's ownership of the Shares shall contain the following legend:

            "The shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless they have been so registered or the issuer of such shares shall have received an opinion of counsel satisfactory to it to the effect that registration thereof for purposes of transfer is not required under the Act or the securities laws of any state."

      4.4.3 MMI is fully aware of the restrictions on sale, transferability and assignment of the Shares, and that it must bear the economic risk of retaining ownership of such securities for an indefinite period of time. MMI is aware that (a) the Shares will not be registered under the Securities Act; and (b) because the issuance of the Shares has not been registered under the Securities Act, an investment in the Shares cannot be readily liquidated if MMI desires to do so, but rather may be required to be held indefinitely.

      4.4.4 In the event that MMI decides to distribute any of the Shares to its shareholders, it shall not do so unless and until a registration statement has been duly filed by CHI under the Securities Act, and such registration statement has been declared effective by the Commission.

5.    REPRESENTATIONS AND WARRANTIES OF CHI

      CHI hereby warrants and represents to MMI, as of the date of this Agreement and with the same force and effect on the Closing Date as if then made, as follows:

5.1 Power and Authority of CHI. CHI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets. CHI is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its assets or the nature or conduct of its business requires it to be so qualified or licensed. CHI has all requisite corporate power and authority to execute and deliver this Agreement and each instrument to be executed and delivered by CHI in connection with the Closing, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and each instrument required hereby to be executed and delivered by CHI prior to or at the Closing, the performance of its obligations hereunder and thereunder and the consummation by CHI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of CHI, and no other corporate proceedings on the part of CHI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by CHI, and, assuming this Agreement is duly executed by MMI and OB, this Agreement constitutes a valid and binding agreement of CHI, enforceable against CHI in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

5.2 Consents and Approvals. The execution and performance of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) conflict with or violate the Certificate of Incorporation or Bylaws of CHI, (b) conflict with or violate any statute, ordinance, rule, regulation, judgment, order, writ, injunction, decree or law applicable to CHI, or by which CHI or its properties or assets may be bound or affected, or (c) result in a violation or breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any benefit under, any contract, agreement or arrangement to which CHI is a party, or the creation of Liens on any of the property or assets of CHI, other than the outstanding warrants and options previously disclosed in the CHI Reports. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by CHI in connection with the execution of this Agreement by CHI or the consummation by it of the transactions contemplated hereby, except for consents, approvals, orders, authorizations, registrations, declarations or filings, the failure of which to obtain would not individually or in the aggregate have a Material Adverse Effect.

5.3   Authorized and Issued Capital Stock. On the Closing Date:

      5.3.1 CHI shall be authorized, pursuant to its Certificate of Incorporation, to issue 225,000,000 shares, 200,000,000 of which shall be common stock, $.0001 par value per share, and 25,000,000 of which shall be preferred stock, $.0001 par value per share, issuable in one or more series; and

      5.3.2 38,982,482 shares of CHI's common stock shall be issued and outstanding.

      5.3.3 CHI shall not have any outstanding options or warrants other than those previously disclosed in the CHI Reports or otherwise identified in
      Schedule 5.3.3.

5.4 Other Subsidiaries. CHI does not own, and has not agreed to acquire, any securities of any other corporation, or any other entity or business association of whatever kind other than those disclosed in Schedule 5.4 hereof.

5.5 Undisclosed Liabilities As of the Closing Date, except for those Liabilities identified either in the CHI Reports or on Schedule 5.5, CHI shall not have any debts, liabilities or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, unliquidated or otherwise and whether due or to become due) arising out of transactions entered into on or prior to the Closing Date, or any transaction, series of transactions, action or inaction occurring on or prior to the Closing Date, or any state of facts or condition existing on or prior to the Closing Date (regardless of when such liability or obligation is asserted) except such debts, liabilities or obligations that have been disclosed to MMI in this Agreement or in the consolidated financial statements CHI heretofore delivered to MMI or which taken in the aggregate would not have a Material Adverse Effect on CHI.

5.6 Real Property and Other Assets. CHI does not own or lease any real property, and does not own, lease or license the use of any other assets other than those previously disclosed in the CHI Reports.

5.7   Litigation and Complaints.

      5.7.1 CHI is not engaged in any litigation or arbitration proceedings, and there are no such proceedings pending or threatened against or by CHI. To the best of CHI's knowledge, there are no matters or circumstances which are likely to give rise to any litigation or arbitration proceedings by or against CHI.

      5.7.2 CHI is not subject to any investigation, inquiry or enforcement proceedings or processes by any Governmental Entity, and to the best of CHI's knowledge, there are no matters or circumstances which are likely to give rise to any such investigation, inquiry, proceedings or process.

5.8   Employees; Benefits.

      5.8.1 CHI has no employees. There are no outstanding offers (whether accepted or not) of employment made to any Person by CHI.

      5.8.2 CHI is a not party to or bound by any collective bargaining, shop or similar agreements.

      5.8.3 Except for CHI's 2004 Stock Incentive Plan, CHI does not have any "employee benefit plans" including, but not limited to, employment contracts, bonus, pension, profit sharing, deferred compensation, incentive compensation, excess benefit, stock, stock option, severance, termination pay, change in control or other employee benefit plans, programs or arrangements, including those providing medical, dental, vision, disability, life insurance and vacation benefits, whether written or unwritten, qualified or unqualified, funded or unfunded, currently maintained, or contributed to, or required to be maintained or contributed to, by CHI (each of which is referred to as a "Benefit Plan" and all of which are collectively referred to as the "Benefit Plans").

5.9   Tax Matters.

      5.9.1 CHI has filed, all federal Income Tax Returns and all other material Tax Returns that it was required to file since the date of its organization.

      5.9.2 To the best of CHI's knowledge, CHI has paid all Taxes that it was required to pay since the date of its organization, except for those identified in Schedule 5.9 hereof.

      5.9.3 CHI is not currently the beneficiary of any extension of time within which to file any Tax Return.

      5.9.4 To the best of CHI's knowledge, there are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of CHI.

      5.9.5 There is no material dispute or claim concerning any Tax liability of CHI either (i) claimed or raised by any Taxation Authority in writing or (ii) as to which CHI has knowledge. CHI:

            (a) has not filed a consent under Code ss.341(f) concerning collapsible corporations;

            (b) is not a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Code ss.280G (or any corresponding provision of state, local, or foreign Tax law);

            (c) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Code ss.7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Code ss.1502 (or any corresponding or similar provision of state, local or foreign income Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date; or

            (d) has not been a United States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii).

      5.9.6 CHI is not a party to or bound by any Tax allocation or sharing agreement. CHI has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group of which CHI is the common parent). CHI does not have any Liability for the Taxes of any Person (other than any of its Subsidiaries) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

      5.9.7 CHI agrees to indemnify MMI from and against its any Adverse Consequences MMI may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of CHI and/or any of its Subsidiaries for Taxes arising with respect to business operations conducted by CHI or any of its Subsidiaries on or prior to the Closing
      Date) for Taxes under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local or foreign law).

5.10  Exchange Act Reports.

      5.10.1 CHI has filed with the Commission all forms, reports, schedules, statements and other documents required to be filed by it pursuant to
      Section 13 or 15 of the Exchange Act through August 1, 2005 (as such documents have been amended since the time of their filing, collectively, the "CHI Reports"), other than its annual report on Form 10-KSB for the fiscal year ended April 30, 2005 and its quarterly report on Form 10-QSB for the quarter ended July 31, 2005. As of their respective dates or, if amended, as of the date of the last such amendment, the CHI Reports, including, without limitation, any financial statements or schedules included therein, to the best of CHI's knowledge, complied in all material respects with the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such CHI Reports, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No Subsidiary of CHI is required to file any forms, reports or other documents with the Commission pursuant to Sections 13 or 15 of the Exchange Act.

      5.10.2 CHI keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of CHI and its Subsidiaries.

6.    CLOSING CONDITIONS

6.1 Conditions to the Obligations of MMI to Close. The obligation of MMI to consummate the transactions contemplated hereby at the Closing is subject to the fulfillment to the satisfaction of MMI, or the waiver by MMI, at or prior to the Closing of each of the following conditions:

      6.1.1 Each of the representations and warranties of CHI contained in
      Article 5 shall be true, correct and complete on and as of the Closing Date as though then made.

      6.1.2 CHI shall execute and deliver to Stillwater one or more agreements and/or instruments, in form satisfactory to Stillwater and its counsel, a guaranty of payment and performance of the Stillwater Loan and a pledge of the OB Shares to Stillwater as collateral security of the performance by CHI of its obligations under such guaranty.

      6.1.3 CHI shall execute and deliver the Regsitration Rights Agreement to MMI.

6.2 Conditions to CHI's Obligation to Close. The obligation of CHI to consummate the transactions contemplated hereby at the Closing is subject to the fulfillment to the satisfaction of CHI, or the waiver by CHI, at or prior to the Closing, of each of the following conditions:

      6.2.1 On or before the Closing Date, the shareholders of MMI shall have authorized MMI to consummate the transactions contemplated herein and hereby.

      6.2.2 On or before the Closing Date, the MMI-Stillwater Pledge Agreement and Guaranty shall be canceled or modified in a manner satisfactory to CHI, and the OB Shares shall be delivered to CHI free and clear of all Liens.

      6.2.3 Each of the representations and warranties of OB contained in
      Article 3, and each of the representations and warranties of MMI contained in Article 4 shall be true, correct and complete on and as of the Closing Date as though then made.

7.    NOTICES

7.1 All notices and other communications hereunder shall be in writing and shall be deemed given if sent by e-mail transmission (if receipt is electronically confirmed), or by a prepaid overnight courier service (if receipt is confirmed in writing) addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      7.1.1 In the case of MMI or OB:

            Media Magic, Inc.
            625 N. Flagler Drive
            Suite 605
            West Palm Beach, FL 33401
            Attention: CEO

            with a copy to

            Steven Dreyer, Esq.
            Arent Fox PLLC
            1675 Broadway
            New York, New York 10019
            E-Mail:  dreyer.steven@arentfox.com

      7.1.2 In the case of CHI:

            Cirilium Holdings, Inc.
            625 N. Flagler Drive
            Suite 509
            West Palm Beach, FL 33401
            Attention: President

8.    MISCELLANEOUS

8.1 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter contained herein. All prior negotiations and agreements between the parties hereto with respect to the transactions provided for herein are superseded by this Agreement.

8.2 Waiver. No waiver of any of the provisions of this Agreement shall be effective against any party to this Agreement unless reduced in writing and duly signed by such party. The waiver by any party of any right hereunder or of any breach of any of the terms hereof or defaults hereunder shall not be deemed a waiver of any other rights or any subsequent breach or default, whether of the same or of a similar nature, and shall not in any way affect the terms hereof except to the extent of such waiver.

8.3 Amendment. This Agreement can not be amended or modified unless made in writing and duly signed by or on behalf of MMI, OB and CHI.

8.4 Construction. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law and in such a way as to, as closely as possible, achieve the intended economic effect of such provision and this Agreement as a whole, but if any provision contained herein is, for any reason, held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or any other provisions hereof, unless such a construction would be unreasonable.

8.5 Assignment. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assignees.

8.6 Costs and Expenses. Each party shall pay its own and its advisers' fees and expenses (including financial and legal advisors) incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated herein.

8.7 Non-Impairment of Rights. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

8.8 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart, or facsimile of a counterpart, of the Agreement signed by the other party or parties hereto. Delivery of an executed copy of this Agreement by facsimile transmission shall have the same effect as delivery of an originally executed copy of this Agreement, whether an originally executed copy shall be delivered subsequent thereto.

8.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Florida excluding the conflicts of laws provisions thereof. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the courts of Palm Beach County, Florida, and each of the parties hereby submits to the exclusive jurisdiction and venue of such courts for the purpose of such action.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                       Cirilium Holdings, Inc.

                                       By:
                                           -------------------------------------
                                           Matthew J. Cohen, CEO

                                       Media Magic, Inc.

                                       By:
                                           -------------------------------------
                                           Robert W. Pearce, CEO

                                       Orangebox Entertainment, Inc.

                                       By:
                                           -------------------------------------
                                           Sandra Varela, President

                                  Schedule 3.5
                                OB Balance Sheet

                          Orangebox Entertainment, Inc.

                                                                     Sep 30, 05
                                                                    ------------
ASSETS                                                              (Unauditied)
  Current Assets
      Checking/Savings
          City National Bank                                             -446.59
          Petty Cash                                                   15,950.00
          Regent ***8406                                              -37,305.06
          Regent Escrow Acct                                           16,670.00
                                                                    ------------
      Total Checking/Savings                                           -5,131.65
      Accounts Receivable
          Accounts Receivable                                          13,100.00
                                                                    ------------
      Total Accounts Receivable                                        13,100.00
      Other Current Assets
          Departure                                                   148,182.25
          Employee Advances                                             1,000.00
          Prepaid Expenses                                             16,937.00
                                                                    ------------
      Total Other Current Assets                                      166,119.25
                                                                    ------------
  Total Current Assets                                                174,087.60
  Fixed Assets
      Equipment                                                       484,327.46
      Equipment Lease                                                  86,146.25
      Furniture                                                         9,902.06
      Leasehold Improvements                                           76,873.99
                                                                    ------------
  Total Fixed Assets                                                  657,249.76
  Other Assets
      Prepaid Loan Fees                                                47,409.00
                                                                    ------------
  Total Other Assets                                                   47,409.00
                                                                    ------------
TOTAL ASSETS                                                          878,746.36
                                                                    ============
LIABILITIES & EQUITY
  Liabilities
      Current Liabilities
          Accounts Payable
            Accounts Payable                                          282,614.91
                                                                    ------------
          Total Accounts Payable                                      282,614.91
          Other Current Liabilities
            Due to DigiKidz, Inc.                                      35,540.17
            Due to Media Magic                                        180,188.41
            Due to Royal Palm                                          33,307.29
                                                                    ------------
          Total Other Current Liabilities                             249,035.87
                                                                    ------------
      Total Current Liabilities                                       531,650.78
      Long Term Liabilities
          Long Term Note                                              500,000.00
                                                                    ------------
      Total Long Term Liabilities                                     500,000.00
                                                                    ------------
  Total Liabilities                                                 1,031,650.78
  Shareholders' Equity
      Add'l Cap. Cont. (Wire Transfer                               1,028,666.83
      Opening Bal Equity                                              169,000.00
      Retained Earnings                                              -733,478.58
      Net Income                                                     -617,092.67
                                                                    ------------
  Total Shareholders' Equity                                         -152,904.42
                                                                    ------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                              878,746.36
                                                                    ============

                                  Schedule 3.6
                          Intellectual Property Rights

None.

                                  Schedule 3.8
                                  Real Poperty

Landlord: John D. Howard Family Limited Partnership

------------------------------------------------------------------------------
     Square       Term       Expiration     Option       Notice     Renewal
      Feet                      Date                      Date       Term
------------------------------------------------------------------------------
      9,678     5 years      10/31/2010      yes       4/30/2010   1-3 years
------------------------------------------------------------------------------

------------------------------------------------------------------------
      Base            Sales         Total Annual      Total Monthly
      Rent            Taxes         Expenditure        Expenditure
------------------------------------------------------------------------
      $203,244.00   $13,245.96      $226,464.00         $18,872.00
------------------------------------------------------------------------

Landlord: The Cannery

----------------------------------------------------------------------------
     Square         Term      Expiration     Option    Notice     Renewal
      Feet                       Date                   Date       Term
----------------------------------------------------------------------------
      2,200       month to       N/A          N/A       N/A         N/A
                   month
----------------------------------------------------------------------------

------------------------------------------------------------------------
      Base            Sales         Total Annual      Total Monthly
      Rent            Taxes         Expenditure        Expenditure
------------------------------------------------------------------------
       $84,000.00   $6,930.00        $90,930.00         $7,577.50
------------------------------------------------------------------------

                                  Schedule 3.10
                                Employee Benefits

Incentive Stock Options:

--------------------------------------------------------------------------------------------------------------------
                         Number of
           Name            Shares      Exercise Price      Term     Relationship                    Details
--------------------------------------------------------------------------------------------------------------------
Sandra Varela             300,000           $0.50        3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Roderic Stokes            100,000           $0.50        3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
George Mihalopoulos       100,000           $0.50        3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Dan Snow                  100,000           $0.50        3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Chris Eakins              100,000           $0.50        3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Engineer                   50,000            TBD         3 years      Employee       TBD
--------------------------------------------------------------------------------------------------------------------

Total                     750,000
                          =======

Performance-based Stock Options:

--------------------------------------------------------------------------------------------------------------------
                           Number      Exercise
           Name          of Shares       Price             Term     Relationship                    Details
--------------------------------------------------------------------------------------------------------------------
Sandra Varela             300,000        $0.50           3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Roderic Stokes            100,000        $0.50           3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
George Mihalopoulos       200,000        $0.50           3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Dan Snow                  200,000        $0.50           3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Chris Eakins              200,000        $0.50           3 years      Employee       Granted in Exec. E'ment Agmnt
--------------------------------------------------------------------------------------------------------------------
Engineer                    TBD           TBD            3 years      Employee       TBD
--------------------------------------------------------------------------------------------------------------------

Total                  1,000,000
                       =========

Copies of the employment agreements between OB and the following employees are annexed to this Schedule:

Sandra Varela
Christopher Eakins
George Mihalopoulos
Daniel Snow

Insurance Benefits:

1. Name of Carrier - CaliforniaChoice
2. Policy Number - 22197
3. Term - month-to-month
4. Current Monthly Premium - $3,552.37
5. Current Number of Participants - 10
6. Benefits Offered -
         Medical - Orangebox pays 100% of the lowest cost HMO Plan 10
         Dental - FDH Access 100 includede at no charge to Orangebox; Voluntary
                  3000 Plan available at extra cost to participant
         Life - $10,000 coverage per participant
         Vision - Voluntary plan
         COBRA Status - Cal COBRA
7. Open Enrollment Date - 5/1/2006
8. Minimum Hours Eligibility - 30+
9. New Hire Waiting Period - 90 days

                                  Schedule 3.11
                                 OB Tax Matters

3.11.2 - Unpaid Taxes

Orangebox Entertainment, Inc. Tax Withholdings
-------------------------------------------------------------------------------

Total Withholdings 06-15-05 through 08-15-05                         $37,459.63

Total Withholdings 09-01-05 through 10-01-05                         $24,501.04

===============================================================================

TOTAL TO BE PAID                                                     $61,960.67
                                                                     ==========

3.11.5 - Tax Liability Claimed or Raised by any Taxation Authority

Orangebox Entertainment, Inc. received a Notice of Non-Compliance from the City of Los Angeles Office of Finance Tax and Permit Division dated September 21, 2005, indicating that there was a deficiency in tax registration certificate for Orangebox Entertainment, Inc. A copy of said Notice has been previously provided to Cirilium Holdings, Inc.

                                 Schedule 5.3.3
                        Outstanding Warrants and Options

New Warrants Issued June 1, 2005
Exercise Price: $0.30
Expiration Date: March 31, 2009

                                                                  New warrants
                                                                  issued after
Name                                              Old Warrants     repricing
--------------------------------------------------------------------------------
Alpenschlossl KG des Herbert Steger                  235,733       1,178,665
--------------------------------------------------------------------------------
Capital Bank - Grawe Gruppe AG                       703,500       3,517,500
--------------------------------------------------------------------------------
Class Financial                                      125,000        625,000
--------------------------------------------------------------------------------
Reinhard Diethardt                                   50,000         250,000
--------------------------------------------------------------------------------
Franz Peter Gruber                                   166,667        833,335
--------------------------------------------------------------------------------
Helfried Heidinger                                   40,000         200,000
--------------------------------------------------------------------------------
Erich Jeindl                                         67,500         337,500
--------------------------------------------------------------------------------
Erich Kniepeiss                                      25,000         125,000
--------------------------------------------------------------------------------
Gerold Pankl                                         50,000         250,000
--------------------------------------------------------------------------------
Restinga Capital Ltd.                                488,800       2,444,000
--------------------------------------------------------------------------------
Thomas Riess                                         35,000         175,000
--------------------------------------------------------------------------------
Friedrich Schubert                                   200,000       1,000,000
--------------------------------------------------------------------------------
Siegfried Steger                                     97,600         488,000
--------------------------------------------------------------------------------
Robert Szvetecz                                      50,000         250,000
--------------------------------------------------------------------------------
                                        Total:      2,334,800      11,674,000
                                                    =========      ==========

Employee Stock Options Exercised but not Issued - 485,833

Employee Stock Options Vested but not Exercised - 444,167

Other Shares to be Issued - 1,350,000

                                  Schedule 5.4
                                CHI Subsidiaries

Cirilium Holdings II, Inc. - Delaware corporation and wholly-owned subsidiary of Cirilium Holdings, Inc.

Cirilium, Inc. - a Florida corporation and wholly-owned subsidiary of Cirilium Holdings II, Inc.

Stitel Systems, Inc. - an Arizona corporation and wholly-owned subsidiary of Cirilium Holdings II, Inc.

                                  Schedule 5.5
                                 CHI Liabilities

                    Cirilium Holdings, Inc. Accounts Payable
                    ----------------------------------------
                        Current as of September 30, 2005

        Account                                               Amount Owed
        -------                                               -----------

   1    West Asset Mgmt - Qwest - Phone Local                   $249.74
   2    AT&T - Phone LD & Internet                              $361.63
   3    Staples - Office Supplies                               $490.15
   4    FedEx - Shipping                                       $8,996.45
   5    DHL - Shipping                                          $108.40
   6    SRP - Utilities                                         $219.88
   7    CMS - SW Support                                       $1,500.00
   8    Premiere - Phone Conferencing                           $31.80
   9    Prepaid Press - Advertising                            $4,750.00
   10   RReef - Calwest - Rent                                $15,328.68
   11   SOS Exterminating - Maintenance                         $45.00
   12   Chastang Ferrell - Legal                                $146.25
   13   Digium - Hardware                                      $1,495.00
   14   American Express - Credit Card                         $3,269.31
   15   Contact - Website hosting                               $25.00
   16   Virgo & Taurus Publishing                              $9,500.00
   17   Sales Commissions                                     $25,125.00
   18   JMG Properties                                        $22,032.00
                                                         -------------------

                                            TOTAL             $93,674.29
                                                              ==========

                                  Schedule 5.9
                                 CHI Tax Matters

5.9.2 - Unpaid Taxes

1. 2003 Delaware Franchise Tax

2. 2004 Delaware Franchise Tax